                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-12923, 333-53017, 333-33636, 333-94169
and 333-58754) of Incara Pharmaceuticals Corporation of our report dated November 15, 2000, except with regard to Note M for which the date is July 27, 2001, relating to the consolidated financial statements, which appear in this Amendment No. 1 to Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
    Raleigh, North Carolina
    July 30, 2001